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SFX Broadcasting Inc. [LOGO]

                                                    For further information:

                                                    Timothy J. Klahs
                                                    Director, Investor Relations
                                                    SFX Broadcasting, Inc.
FOR IMMEDIATE RELEASE                               (212) 407-9126




          SFX BROADCASTING COMPLETES SWAP OF DALLAS-BASED KRLD(AM) AND
                  TEXAS STATE NETWORKS FOR KKRW(FM) IN HOUSTON


NEW YORK, December 6, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) and CBS Radio, a division of CBS, Inc., today jointly announced that they have completed the exchange of their respective radio stations in Dallas and Houston as outlined in the asset exchange agreement entered into on May 7, 1996. As a result, SFX will acquire KKRW(FM) in exchange for KRLD(AM) and the Texas State Networks.

In addition to KKRW(FM), SFX already owns KODA(FM), the number one ranking station in Houston, which is the country's ninth largest metro market. The company has also agreed to acquire KQUE(FM) and KNUZ(AM) in a separate transaction expected to close in the first quarter of 1997.

Commenting on the exchange, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, said, " This transaction is a cooperative one benefitting both CBS and SFX, and from our perspective we are very pleased to be adding KKRW to our Houston roster. It is the number one ranking station among men, and when joined with KODA, the top ranking station among women, will create a powerful combination. The addition of this station will be an excellent complement to our already solid position in the growing Houston market, and we look forward to managing this dynamic station. We anticipate that the opportunities for revenue generation and cost savings will be even further enhanced when we complete the expected addition of our third and fourth stations in this market during the next quarter."


With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following 78 radio stations in 23 markets:



                          - list of stations follows -

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Dallas, TX                Greensboro, NC          Tucson, AZ
   KTXQ-FM***                WMAG-FM                 KWFM-FM
   KRRW-FM***                WHSL-FM                 KRQQ-FM
Houston, TX                  WTCK-AM                 KNST-AM
   KKRW-FM                   WMFR-AM                 KCEE-AM
   KODA-FM                Nashville, TN           Springfield/Northampton,
   KQUE-FM***                WSIX-FM              MA
   KNUZ-AM***                WRVW-FM                 WHMP-FM
San Diego, CA             Raleigh-Durham, NC         WPKX-FM
   KPLN-FM                   WRSN-FM                 WHMP-AM
   KYXY-FM                   WTRG-FM              Witchita, KS
Pittsburgh, PA               WDCG-FM                 KRZZ-FM
   WDVE-FM***                WRDU-FM                 KKRD-FM
   WXDX-FM***             Jacksonville, FL           KNSS-AM
   WDSY-FM***                WFYV-FM**            New Haven, CT
   WJJJ-FM***                WAPE-FM**               WPLR-FM
Cleveland, OH                WKQL-FM                 WYBC-FM*
   WLTF-FM***                WIVY-FM              Daytona Beach, FL
   WTAM-AM***                WOKV-AM                 WGNE-FM
Providence, RI               WBWL-AM              Jackson, MS
   WSNE-FM                Richmond, VA               WKTF-FM
   WHJY-FM                   WMXB-FM                 WMSI-FM
   WHJJ-AM                   WVGO-FM***              WSTZ-FM
Indianapolis, IN             WLEE-FM***              WJDX-FM
   WFBQ-FM***                WKHK-FM***              WJDS-AM
   WRZX-FM***                WBZU-FM***              WZRX-AM
   WNDE-AM***             Albany, NY              Biloxi, MS
Charlotte, NC                WGNA-FM                 WKNN-FM
   WLYT-FM                   WPYX-FM                 WMJY-FM
   WTDR-FM                   WTRY-FM
Hartford, CT                 WGNA-AM
   WHCN-FM                   WTRY-AM
   WMRQ-FM                Greenville-Spartanburg, SC
   WKSS-FM                   WMYI-FM
   WWYZ-FM***                WSSL-FM
   WPOP-AM                   WROQ-FM
                             WGVL-AM



*        Joint Selling Agreement (JSA)
**       Local Marketing Agreement (LMA) with a contract to acquire
***      Under contract to be acquired

Under contract to be sold or swapped by SFX are WHFM(FM), WBAB(FM), WBLI(FM) and WGBB-AM in Long Island, NY; WHFS(FM) in Washington, DC/Baltimore, MD;WYAK(FM) and WMYB(FM) in Myrtle Beach, SC; and KOLL(FM) in Little Rock, AR.